CIGNA INVESTMENT
                                         SECURITIES
---------------------------------------------------

                               Third Quarter Report
                                 September 30, 2004


[CIGNA LOGO]

--------------------------------------------------------------------------------

Dear Shareholders:

Our report for CIGNA Investment Securities (the "Fund") covering the nine months ended September 30, 2004 follows.

Market Summary

In an environment of softer-than-expected economic news, record crude oil prices and persistent geopolitical concerns, fixed income markets, represented by the Lehman Brothers Aggregate Bond Index, rallied in the third quarter. The Index returned 3.20% for the third quarter, rebounding from the weak -2.44% last quarter to post its best quarterly return since third quarter 2002.

U.S. Treasuries defied the Federal Reserve's three rate hikes since June 30 to also post a strong third-quarter return. Less-than-robust economic data and anemic job reports triggered the rally, as investors seemed to doubt the strength of the economy. Bellwether Treasury yields dropped an average of 37 basis points (bps) during the period.

Investment-grade corporate bonds, represented by the Lehman Brothers U.S. Credit Index, returned 4.21% for the third quarter to rebound from the -3.43% return last quarter.

The Lehman Brothers Mortgage Backed Securities (MBS) Index produced a 2.61% nominal return for the quarter, which equated to 0.18% excess return to modestly outperform comparable-duration Treasuries. Thirty-year mortgage rates declined over 40 bps during the third quarter; however, refinancing and prepayments remained muted. Large banks continued to be a dominant factor in the market as loan demand remained at low levels. Fannie Mae and Freddie Mac increased portfolio purchases during the quarter, but further government investigation of the Agencies' accounting practices may put them under pressure to reduce purchases going forward. New issuance has been supportive to the fixed-rate MBS markets, as borrowers have favored adjustable rate mortgages, a trend expected to continue until a flatter yield curve shifts borrowers' preferences.

High yield sector performance rebounded from a weak second quarter (-0.96%), but remained moderate compared with its strong recovery in 2003, as the Lehman Brothers U.S. High Yield Index generated a 4.85% return in the third quarter.

Emerging debt markets surged even more, driven by further benign Fed tightening and higher levels of global economic growth to drive exports and reduce current account deficits. The JP Morgan Emerging Markets Bond Index Plus registered a strong third quarter return of 9.43%, up from -5.89% last quarter.

Performance

The Fund returned 3.04% and 3.03%, respectively, for the quarter and the year-to-date ending September 30, 2004 based on its net asset value, underperforming the Lehman Brothers Aggregate Bond Index returns of 3.20% and 3.35% for the same periods, by 16 bps and 32 bps, respectively. The Fund's returns, based on the market value of its shares traded on the New York Stock Exchange, were 8.42% and 2.38%, respectively, for the quarter and the year-to-date.

The primary drivers of the Fund's performance this quarter were our sector allocations to and security selections in corporate bonds and high yield. Even though the bifurcation of performance

--------------------------------------------------------------------------------

among issuers and sectors was not significant in the third quarter, higher beta and lower quality debt did perform best. Our allocation to emerging market debt and our international (non- dollar) exposure were also positive contributors to results.

MBS performance benefited from security selection, as our overweight to the 6% coupon performed well. We remained underweight to Agency bonds as we continue to believe other sectors offer better spread and value opportunities. We increased our modest exposure to commercial mortgage-backed securities via cash securities in the 5-year and 10-year sectors, as supply diminished and spreads offered an attractive total return profile.

Outlook

We continue to favor and overweight investment-grade corporate bonds in the Fund, but realize we must remain extremely prudent in our sector and security selection. Our outlook for excess returns in the sector is positive, although we expect levels will be significantly lower than last year.

The backdrop for the investment-grade sector continues to be favorable with a solid macroeconomic outlook, continued strong credit fundamental underpinnings and solid technicals. We believe there is still opportunity for credit improvement, but recognize we are in the late stages of the balance sheet repair trend. We will also be watchful of factors that could impede improvement of credit quality, such as geopolitical risk, event risk, a significant deceleration in corporate earnings, and renewed signs of shareholder activism at the expense of bondholders.

We remain neutral on MBS, as spreads are at historically narrow levels and uncertainties continue to grow. Tight valuations and the future participation of banks and Government Agencies in the mortgage market have raised our concerns. The supply picture, however, remains very favorable, as net new issuance of fixed-rate agency mortgages is at very low levels. Additionally, we believe that investors will continue to seek investment alternatives to lower yielding Treasuries. Overall, we feel the risks and opportunities within the market are balanced, and we will wait for a break in spreads before adding significantly to the sector.

Sincerely,


/s/ Richard H. Forde


Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities

Note: This commentary is not part of the Third Quarter Report to Shareholders.




                                                          (continued on panel 5)

--------------------------------------------------------------------------------
CIGNA Investment Securities
Financial Summary
For the Nine Months Ended September 30 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------

                                                           2004         2003
                                                           ----         ----
Net investment income                                     $2,641       $3,197
Net realized and unrealized gain (loss)                       34        2,317
Per share:
  Net investment income                                   $ 0.55       $ 0.67
  Dividends from net investment income                    $ 0.68       $ 0.70
  Net asset value at end of period                        $18.81       $19.19

--------------------------------------------------------------------------------
Net Investment Income Per Share
For the Nine Months Ended September 30 (Unaudited)
--------------------------------------------------------------------------------

2004              2003              2002              2001              2000
----              ----              ----              ----              ----
$0.55            $0.67             $0.61             $0.82             $0.88

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2004 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------

Assets:
Investments in securities at value
  (Cost--$87,535)                                                  $89,750
Interest receivable                                                  1,022
Receivable for investments sold                                        844
Investment for Trustees' deferred compensation plan                    202
Receivable for forward currency contracts                               23
Futures variation margin                                                 4
Other                                                                    5
                                                                   -------
     Total assets                                                   91,850
                                                                   -------
Liabilities:
Payable for investments purchased                                    1,381
Deferred Trustees' fees payable                                        202
Advisory fees payable                                                   40
Custodian fees payable                                                  29
Shareholder reports payable                                             28
Audit and legal fees payable                                            11
Insurance expense payable                                               11
Administrative services fees payable                                    10
Transfer agent fees payable                                             10
                                                                   -------
     Total liabilities                                               1,722
                                                                   -------
Net Assets                                                         $90,128
                                                                   =======
Net Asset Value Per Share
Applicable to 4,792 shares of $0.10 par value capital stock
  outstanding (12,000 shares authorized)                           $ 18.81
                                                                   =======

--------------------------------------------------------------------------------
CIGNA Investment Securities
Statement of Operations and Change in Net Assets
For the Nine Months Ended September 30, 2004 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest income                                                     $ 3,315
  Dividend income                                                          38
                                                                      -------
                                                                        3,353
Expenses:
  Investment advisory fees                                  $343
  Auditing and legal fees                                     96
  Custodian fees                                              90
  Shareholder reports                                         56
  Transfer agent fees                                         45
  Administrative services fees                                35
  Trustees' fees                                              27
  Stock exchange fees                                         19
  Other                                                        1
                                                            ----
     Total Expenses                                          712
                                                            ----      -------
Net Investment Income                                                   2,641
  Net realized gain from investments                                      911
  Net realized gain from forward currency contracts                       106
  Net realized loss from futures contracts                                (52)
  Net realized gains from swap contracts                                   11
  Net unrealized depreciation on investments                             (832)
  Net unrealized depreciation on forward currency contracts               (70)
  Net unrealized depreciation on futures contracts                        (40)
                                                                      -------
Net Increase in Net Assets from Operations                              2,675
Distributions to shareholders from net
  investment income                                                    (3,259)
                                                                      -------
Net Decrease in Net Assets                                               (584)
Net Assets:
  Beginning of period                                                  90,712
                                                                      -------
  End of period (includes overdistributed net investment
     income of $1,205)                                                $90,128
                                                                      =======

--------------------------------------------------------------------------------

Investment Adviser News

TimesSquare Capital Management, Inc. (TimesSquare), the investment adviser to CIGNA Investment Securities (the Fund), has decided to exit the business of managing investment companies. On November 23, 2004, the Board of Trustees of the Fund approved in principle a reorganization pursuant to which the Fund would transfer substantially all of its assets and liabilities to BlackRock Core Bond Total Return Portfolio, a series of BlackRock Funds, an open-end fund managed by BlackRock Advisors, Inc. (BlackRock Advisors) in exchange for Class A shares of BlackRock Core Bond Total Return Portfolio having a net asset value equal to the net value of the assets and liabilities so transferred, which shares would then be distributed pro rata to shareholders of the Fund. Because BlackRock Core Bond Total Return Portfolio is an open-end fund, its Class A Shares are generally redeemable for an amount equal to their net asset value per share next determined. The reorganization is subject to approval of a plan of reorganization by the Boards of Trustees of the Fund and the BlackRock Funds, and is also subject to shareholder approval.

The Fund expects that it will hold a special meeting of shareholders in the first quarter of 2005 to seek shareholder approval of the merger of the Fund into the BlackRock Core Bond Total Return Portfolio.

On November 23, 2004 the Board of Trustees also approved an interim investment advisory agreement with BlackRock Advisors pursuant to which BlackRock Advisors will serve as investment adviser to the Fund, responsible for management of the Fund's portfolio. During the term of the interim advisory agreement TimesSquare will provide administrative services to the Fund.

--------------------------------------------------------------------------------
CIGNA Investment Securities is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.

                                                              ----------------
[CIGNA LOGO]                                                  FIRST CLASS MAIL
                                                                U.S. POSTAGE
CIGNA Investment Securities                                         PAID
3 Newton Executive Park, Suite 200                                EQUISERVE
Newton, MA 02462                                              ----------------







Printed on recycled paper
542775 9/04